USE OF JUDGMENTS AND ESTIMATES	12 Months Ended
Dec. 31, 2024
Use of Judgements and Estimates [Abstract]
USE OF JUDGMENTS AND ESTIMATES	USE OF JUDGMENTS AND ESTIMATES
The following specific estimates and judgments are considered important when portraying Sunrise’s financial position:
•Useful life of intangible assets and property, plant and equipment, as shown in Note 3, is assigned based on periodic studies of the actual useful life and intended use of those assets. Such studies are completed or updated whenever new events occur with the potential to impact the way the useful life of the asset is determined, such as events or circumstances that indicate that the carrying value of the asset may not be recoverable and should therefore be tested for impairment. Any change in the estimated useful life of these assets is recognized in the financial statements as soon as any such change is determined. For details, see Note 14 and Note 15.
•Goodwill and intangible assets comprise a significant portion of the Sunrise’s total assets. The impairment test for intangible assets is a complex process that requires significant management judgment in determining various assumptions, such as cash flow projections, discount rate and terminal growth rates. The sensitivity of the estimated measurement to these assumptions, consolidated or individually, can be significant. Furthermore, the use of different estimates or assumptions when determining the fair value of such assets may result in different values and could result in impairment charges. For details, see Note 15 and Note 16.
•Right-of-use assets and lease liabilities amount to a significant portion of the Sunrise’s consolidated statements of financial position (see Note 13). The valuation is based on several judgments, starting with the assessment of whether a contract contains a lease. Other material judgments made by Sunrise include assumptions concerning the lease terms and the probability that an extension option will be exercised.
•Net periodic pension cost for defined benefit plans is estimated based on certain actuarial assumptions, the most significant of which relate to discount rate and future salary increases. As shown in Note 10, the assumed discount rate reflects changes in market conditions. Sunrise believes these assumptions illustrate current market conditions.
•Estimates of deferred taxes and significant items giving rise to deferred assets and liabilities are shown in Note 19. These reflect the assessment of future taxes to be paid on items in the financial statements, giving consideration to both the timing and probability of these estimates. In addition, such estimates reflect expectations about the amount of future taxable income and, where applicable, tax planning strategies. Actual income taxes and income for the period may vary from these estimates as a result of changes in expectations about future taxable income, future changes in income tax law or the final review of tax returns by tax authorities.
•Provisions for asset retirement obligations are made for costs incurred in connection with the future dismantling of mobile stations and restoration of property owned by third parties. These provisions are primarily based on estimates of future costs for dismantling and restoration, long-term inflation and discount rate expectations, as well as the timing of the dismantling. See Note 17.